                                                               Exhibit No. 23.2



                        CONSENT OF INDEPENDENT AUDITORS



            We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated October 21, 1996 relating to the financial statements of Pivot Rules, Inc., and to the reference to our Firm under the captions "Summary Financial Information", "Selected Financial Data", "Change in Accountants" and "Experts" in the Prospectus.



/s/ Richard A. Eisner & Company, LLP

New York, New York
April 16, 1997